UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2016

Gramercy Property Trust
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000
(Registrant’s Telephone Number, including Area Code)

521 Fifth Avenue, 30th Floor, New York, New York, 10175
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2016, Jon W. Clark, Chief Financial Officer of Gramercy Property Trust (the “Company”), and Edward J. Matey Jr., General Counsel and Executive Vice President of the Company, were granted performance-vested limited partnership units (“LTIP Units”) issued by GPT Operating Partnership LP, the Company’s operating partnership, under an LTIP Unit Award Agreement (“LTIP Unit Awards”), in the amounts set forth below. The LTIP Unit Awards were granted under the Company’s 2016 Long-Term Incentive Program (the “2016 LTIP”), which is described in the Company’s Current Report on Form 8-K, filed on October 5, 2016 (the “Previous 8-K”).

The LTIP Unit Awards are 100% performance-based over a three-year performance period commencing July 1, 2016. Any LTIP Units earned under the 2016 LTIP will remain subject to vesting, with 50% of any LTIP Units earned vesting on June 30, 2019 and the remaining 50% vesting on June 30, 2020 based, in each case, on continued employment through the vesting date. The Board of Trustees (the “Board”) and Compensation Committee of the Board established July 1, 2016 as the commencement of the 2016 LTIP performance period because it was the first day after the conclusion of the four-year performance measurement period under the Company’s 2012 Outperformance Plan.

Name	Relative TSR LTIP Units*			Absolute TSR LTIP Units*
	Threshold	Target	Maximum	Threshold	Target	Maximum
Jon W. Clark	8,334	16,667	33,334	12,500	25,000	50,000
Edward J. Matey Jr.	8,334	16,667	33,334	12,500	25,000	50,000

* The number of LTIP Units is presented in this table without giving effect to the Reverse Share Split (as defined below).
The foregoing description is qualified in its entirety by reference to the form of LTIP Unit Award Agreement, filed as Exhibit 10.1 to the Previous 8-K.
Item 8.01.    Other Events.

On December 20, 2016, the Company issued a press release announcing that its Board of Trustees has approved a reverse share split of the Company’s common shares and its outstanding units ("OP Units") of GPT Operating Partnership LP at a ratio of 1-for-3 (the "Reverse Share Split"). The Reverse Share Split is expected to take effect at approximately 5:00 p.m. Eastern time on December 30, 2016 (the “Effective Time”). Accordingly, at the Effective Time, every three issued and outstanding common shares will be converted into one common share and every three OP Units will be converted into one OP Unit. In addition, at the market open on January 3, 2017, the common shares will be assigned a new CUSIP number: 385002 308.
A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release dated December 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2016	GRAMERCY PROPERTY TRUST

	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated December 20, 2016.